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                                                           EXHIBIT 10.6 AND 10.7


                          [ALLIED CAPITAL LETTERHEAD]



                               WAIVER AND CONSENT

This Waiver and Consent is made as of the 31st day of December, 1997, by BUSINESS MORTGAGE INVESTORS, INC. (the "Fund"), a Maryland corporation, ALLIED CAPITAL ADVISERS, INC. ("Advisers"), a Maryland corporation, and SIGULER GUFF ADVISERS, LLC ("Siguler Guff"), a Delaware limited liability company.

WHEREAS, pursuant to an Investment Management Agreement dated as of January 4, 1993 (the "Management Agreement"), Advisers, as an original party to the Management Agreement, and Siguler Guff, as an assignee of Mitchell Hutchins Asset Management pursuant to an Assignment of Management Agreement dated August 8, 1995, provide investment advisory and management services to the Fund; and

WHEREAS, Section 9(a) of the Management Agreement provides, in part, that it will terminate automatically as to Advisers upon its assignment, as defined in the Investment Advisers Act of 1940, as amended (the "Act"), by Advisers; and

WHEREAS, Advisers has entered into an agreement and plan of merger with Allied Capital Corporation, Allied Capital Corporation II, and Allied Capital Commercial Corporation to merge with and into Allied Capital Lending Corporation, with Allied Capital Lending Corporation as the surviving entity (the "Merger"); and

WHEREAS, the Merger may be deemed to cause an assignment, as defined in the Act, of the Management Agreement by Advisers to Allied Capital Lending Corporation, as Advisers' successor by operation of law; and

WHEREAS, the undersigned, being all of the parties to the Management Agreement, wish to waive their rights under Section 9(a) of the Management Agreement to the extent that such section would cause the Management Agreement to terminate automatically as to Advisers if the Merger were deemed to cause an assignment by Advisers thereof;

NOW, THEREFORE, each of the undersigned hereby acknowledges that the Merger may be deemed to cause an assignment of the Management Agreement by Advisers; and

FURTHER, insofar as the Merger is deemed to cause an assignment of the Management Agreement, each of the undersigned hereby consents to such assignment and waives any and all rights such party may have under Section 9(a) of the Management Agreement relating to such assignment; and

FURTHER, each of the undersigned hereby consents to the continuation of the Management Agreement following the effective date of the Merger, with Allied Capital Lending Corporation, as successor to Advisers, as a party thereto.
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IN WITNESS WHEREOF, each of the undersigned has caused this waiver and consent to be executed by the officer designated below as of the day and year first above written.


                                           BUSINESS MORTGAGE INVESTORS, INC.

                                           By:    /s/ JOHN M. SCHEURER
                                              ----------------------------------
                                           Name:  John M. Scheurer
                                           Title: President

                                           ALLIED CAPITAL ADVISERS, INC.

                                           By:    /s/ JOAN M. SWEENEY
                                              ----------------------------------
                                           Name:  Joan M. Sweeney
                                           Title: Managing Director

                                           SIGULER GUFF ADVISERS, LLC

                                           By:    /s/ DONALD P. SPENCER
                                              ----------------------------------
                                           Name:  Donald P. Spencer
                                           Title: Managing Director